AMCAP Fund, Inc.
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,750
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $149
------------------ --------------------------------
------------------ --------------------------------
Total              $1899
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $27
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $2
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $13
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $17
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $40
------------------ --------------------------------
------------------ --------------------------------
Total              $100
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0032
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0048
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0068
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0044
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0072
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0003
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0037
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0093
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0085
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            633,655
------------------ ----------------------------------
------------------ ----------------------------------
Class B            43,359
------------------ ----------------------------------
------------------ ----------------------------------
Class C            49,966
------------------ ----------------------------------
------------------ ----------------------------------
Class F            56,191
------------------ ----------------------------------
------------------ ----------------------------------
Total              783,171
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        7,317
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,139
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,671
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        492
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        187
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          680
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          7,521
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          10,866
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          3,435
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          7,241
------------------ ----------------------------------
------------------ ----------------------------------
Total              42,549
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.50
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.07
----------------------- -------------------------
----------------------- -------------------------
Class C                 $16.99
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.46
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.21
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.37
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.46
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.28
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.26
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.37
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.45
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.54
----------------------- -------------------------